UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2011

SERVIDYNE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	0-10146	58-0522129

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1945 The Exchange Suite 300 Atlanta, Georgia	30339-2029

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 953-0304
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2
EX-99.3

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On June 26, 2011, Servidyne, Inc., a Georgia corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Scientific Conservation, Inc., a Delaware corporation (“Parent”), Scrabble Acquisition, Inc., a Georgia corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions therein, merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent (the “Merger”).
     Concurrently, Parent entered into Voting and Support Agreements (the “Support Agreements”) with shareholders holding an aggregate of approximately 56% of the voting power of the Company—which shareholders include, among others, the Company’s Chairman and Chief Executive Officer and its Executive Vice President and their affiliates—pursuant to which the shareholders have agreed, among other things, to vote in favor of the Merger and against alternative transactions, subject to, with respect to Support Agreements covering approximately 27% of the voting power of the Company, termination under certain circumstances described below under —Support Agreements.” The affirmative vote of shareholders holding a majority of the outstanding voting power of the Company is required to approve the Merger.
     The Merger has been approved by the boards of directors of Parent and Merger Sub, and the special committee of the board of directors and the board of directors of the Company, and the Company’s board has unanimously recommended that the Company’s shareholders vote in favor of it at a special meeting of the shareholders to be held to consider the Merger. Subject to the satisfaction or waiver of the conditions to closing, or the earlier termination of the Merger Agreement as described below, it is currently expected that the Merger will be consummated during the Company’s second fiscal quarter ending October 31, 2011.
Merger Agreement
     Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $1.00 par value per share of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, Parent or Merger Sub, which will be cancelled) will be converted into the right to receive $3.50 in cash. Also at the Effective Time, each stock appreciation right and stock option exercisable for shares of Common Stock that is “in the money” (i.e., the per share merger consideration exceeds the exercise price of the equity incentive) will vest (if not previously vested) and the holder thereof will be entitled to receive in exchange therefor an amount in cash equal to the product of (i) the excess, if any of (x) $3.50 over (y) the exercise price per share of Common Stock subject to such in-the-money stock appreciation right or stock option multiplied by (ii) the number of shares of Common Stock represented by such equity incentive. Each stock appreciation right and stock option that is outstanding and unexercised immediately prior to the Effective Time that is not in-the-money will expire and be cancelled as of the Effective Time for no consideration. In addition, each share of restricted stock of the Company that is outstanding immediately prior to the Effective Time will vest (if not previously vested) and the holder thereof will be entitled to receive $3.50 in cash in exchange therefor.
     The completion of the Merger is subject to various customary conditions, including, among others: (i) the approval of the Company’s shareholders; (ii) receipt by Parent of environmental condition reports on certain of the Company’s owned real properties (other than the corporate headquarters building) evidencing no negative environmental conditions; (iii) receipt of certain material third party consents; (iv) termination of certain deferred compensation plans and the severance plan of the Company; (v) that holders of less than 5% of the outstanding Common Stock exercise statutory dissenters’ rights; (vi) the repayment of certain outstanding debt of the Company; and (vii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company, Parent and Merger Sub, respectively, and compliance by the Company, Parent and Merger Sub with their respective obligations under the Merger Agreement. The Merger is not subject to pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act.
     The Merger Agreement contains customary representations, warranties and covenants by the Company, Parent and Merger Sub. The Company has agreed, among other things: (i) to conduct its and its subsidiaries’ businesses in the ordinary course of business consistent with past practices, and to refrain from certain actions without Parent’s consent; (ii) to seek to obtain the requisite shareholder approval; and (iii) not to solicit alternative transactions; provided, however, that notwithstanding the Company’s nonsolicitation obligations, prior to approval by the Company shareholders of the Merger, the Company may furnish non-public information to, and may enter into discussions or negotiations with, any person in response to an unsolicited, bona fide, written acquisition proposal if the special committee or the board of directors of the Company reasonably determines in good faith, after having taken into account the advice of an independent financial advisor and the Company’s outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to result in an offer more favorable, from a financial point of view, to the Company’s shareholders than the terms of the Merger (as defined in more detail in the Merger Agreement, a “Superior Offer”), subject to compliance with the terms of the Merger Agreement and Support Agreements, including certain notice rights to Parent.
     Similarly, the Company has agreed that neither the special committee nor the board of directors shall change its recommendation to the shareholders that they vote in favor of the Merger, unless a Superior Offer has been received, and the Company’s board of directors reasonably determines in good faith, after having taken into account the advice of the Company’s outside legal counsel, that, in light of such Superior Offer, the Company’s board of directors is required to withdraw or modify its recommendation in order for the Company’s board of directors to comply with its fiduciary obligations to the Company’s shareholders under applicable Georgia law, subject again to compliance with the terms of the Merger Agreement and Support Agreements, including certain notice rights to Parent and the right of Parent to match the Superior Offer. A change of recommendation does not, however, relieve the Company of submitting the Merger to the shareholders for approval at the special shareholders’ meeting.
     The Merger Agreement contains certain termination rights for each of Parent and the Company, including the failure of the shareholders of the Company to approve the Merger or the failure to consummate the merger by December 31, 2011. In addition, the Merger Agreement provides that in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $460,000 (the “Termination Fee”) and/or its fees and expenses in connection with the Merger (including attorneys’, accountants’ and financial advisory fees) not to exceed $450,000 (the “Expense Payment”).
     Specifically, in the event that either Parent or the Company terminates the Merger Agreement because the shareholders do not approve the Merger at the special shareholders’ meeting, the Company is obligated to pay Parent the Expense Payment. Furthermore, in the event that after such a termination, and on or prior to the date that is 12 months after the date of such termination, either an alternative acquisition transaction involving the Company is consummated or a definitive agreement relating to an alternative acquisition transaction is entered into, then the Company is obligated to pay Parent the Termination Fee.
     If the Parent terminates the Merger Agreement because of certain events, including if the Company’s board of directors changes its recommendation to the shareholders to vote in favor of the Merger or if the board does not publicly oppose a competing acquisition proposal (as defined in more detail in the Merger Agreement, a “Triggering Event”), then the company is obligated to pay Parent the Termination Fee (but not the Expense Payment).

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     In addition, if the Parent terminates the Merger Agreement due to a Triggering Event, or if the Merger Agreement is terminated due to the failure of the Company’s shareholders to approve it and an alternative acquisition transaction is entered into or consummated within 12 months, a certain contractual obligation in a confidentiality agreement between Parent and Company shall terminate. Pursuant to that contractual obligation, which terminates under the foregoing circumstances, the parties have agreed for several years to not “knowingly and in violation of [the confidentiality agreement] call on, divert, solicit or, directly or indirectly, provide services, or accept business or orders from the other Party’s customers, and . . . not knowingly, directly or indirectly, solicit for employment or engagement, or advise or recommend to any other person or entity that such person or entity employ or engage or solicit for employment or engagement, any such person or entity employed or engaged by the other Party.”
Voting and Support Agreements
     Shareholders holding approximately 28% of the voting power of the Company—including the Company’s Chairman and Chief Executive Officer and its Executive Vice President and their affiliates—have executed Support Agreements pursuant to which such shareholders have agreed to vote in favor of the Merger, and against competing transactions, and have granted an irrevocable proxy to Parent with respect to these matters.
     Shareholders holding approximately 27% of the voting power of the Company have executed Support Agreements pursuant to which such shareholders have agreed to vote in favor of the Merger, and against competing transactions, and have granted a proxy to Parent; provided, however, these Support Agreements, and the related proxies, terminate upon the withdrawal or modification of the recommendation of the Company’s board of directors to the shareholders to approve the Merger.
* * * * *
     The foregoing summaries of the Merger Agreement and the Support Agreements, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, which are filed herewith as Exhibits 2.1, 99.1 and 99.2, respectively, and incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about Parent, the Company or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to shareholders and investors. Shareholders and investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Parent, Merger Sub, or the Company, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Parent or the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the proxy statement that the Company will be filing in connection with the Merger, as well as in the other filings that the Company makes with the U.S. Securities & Exchange Commission (the “SEC”).

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     In connection with the consummation of the Merger, it is anticipated that the Company’s Chairman and Chief Executive Officer, Alan R. Abrams, and its Executive Vice President, J. Andrew Abrams, will retire from service with the Company.
     On June 24, 2011, the compensation committee of the Company’s board of directors determined that employees whose employment is terminated as a result of the Merger will be entitled to severance under the Company’s 1993 Salaried Employees Several Plan (the “Plan”). The Plan provides for the payment of severance to full-time salaried employees of the Company and its subsidiaries, based generally on the length of service of an employee and his or her base pay.
     Consistent with the Plan, the Merger Agreement provides for severance payments to Alan R. Abrams in the amount of approximately $254,000 and to J. Andrew Abrams in the approximate amount of $145,000. The Committee also approved certain other separation benefits for these officers, including outplacement services and legal fee reimbursement, and continuation of medical insurance for a period of time.

ITEM 8.01	OTHER EVENTS
     On June 27, 2011, the Company issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.
* * * * *
Additional Information on the Merger and Where to Find It
     Neither this filing nor its exhibits constitute a solicitation of any vote or approval. In connection with the Merger, the Company will file a proxy statement with the SEC, and deliver the definitive proxy statement to its shareholders. Shareholders of the Company are urged to read the proxy statement when it becomes available, as well as other documents filed with the SEC, because they will contain important information about the Merger. The proxy statement and other documents the Company files with the SEC will be available free of charge at the SEC’s web site (www.sec.gov), or from Servidyne’s website (www.servidyne.com) under the tab “Investor Relations” and then under the heading “All SEC Filings.” Free copies of the Company’s filings also may be obtained by directing a request to investorrelations@servidyne.com.
     The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information about the directors and executive officers of the Company is included in its definitive proxy statement for its 2010 annual meeting of shareholders filed with the SEC on July 28, 2010. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other documents to be filed with the SEC in connection with the proposed merger.
Cautionary Note About Forward-Looking Statements
     Certain statements contained or incorporated by reference in this filing and its exhibits, including without limitation, statements containing the words “believe,” “anticipate,” “estimate,” “expect,” “plan,” “project,” “forecast,” “should,” and words of similar import, are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements included in this filing and its exhibits include, without limitation, statements regarding the expected closing of the proposed transaction, which

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projections are subject to the risk of nonsatisfaction of closing conditions, among other risks. Forward-looking statements involve known and unknown risks, uncertainties, and other matters which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or uncertainties expressed or implied by such forward-looking statements. Factors affecting forward-looking statements this filing and its exhibits, without limitation, include the factors identified under the caption “Risk Factors” in the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2011, as such factors may be updated from time to time by subsequent Company SEC filings. The Company does not undertake to update these forward-looking statements.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of June 26, 2011, by and among Scientific Conservation, Inc., Scrabble Acquisition, Inc. and Servidyne, Inc. (The Disclosure Schedule and similar attachments are omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request).

99.1	Form of Voting and Support Agreement With Respect to Approximately 28% of the Voting Power of the Company.

99.2	Form of Voting and Support Agreement With Respect to Approximately 27% of the Voting Power of the Company.

99.3	Press Release of Servidyne, Inc. dated June 27, 2011.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVIDYNE, INC.
Dated: June 28, 2011	By:	/s/ Rick Paternostro
Rick Paternostro
Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of June 26, 2011, by and among Scientific Conservation, Inc., Scrabble Acquisition, Inc. and Servidyne, Inc. (The Disclosure Schedule and similar attachments are omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request).

99.1	Form of Voting and Support Agreement With Respect to Approximately 28% of the Voting Power of the Company.

99.2	Form of Voting and Support Agreement With Respect to Approximately 27% of the Voting Power of the Company.

99.3	Press Release of Servidyne, Inc. dated June 27, 2011.